EXHIBIT 10.1

FIRST AMENDMENT

FIRST AMENDMENT (this “Amendment”), dated as of March 9, 2006, to the Five Year Competitive Advance and Revolving Credit Agreement (the “Credit Agreement”) dated as of November 22, 2004, among CENDANT CORPORATION (the “Borrower”), certain subsidiaries of the Borrower from time to time party thereto (the “Subsidiary Borrowers”), the lenders referred to therein (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”) for the Lenders.

INTRODUCTORY STATEMENT

The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement as set forth herein.

Subject to the terms and conditions set forth herein, the Lenders and the Administrative Agent consent to the proposed amendments to the Credit Agreement.

Accordingly, the parties hereto hereby agree as follows:

1.  DEFINED TERMS.

Unless otherwise defined herein, capitalized terms have the meanings given to them in the Credit Agreement.

2.  CONSENT.

Notwithstanding any provision of the Credit Agreement to the contrary, but subject to Section 6.2 of the Credit Agreement, as amended by this Amendment, the Lenders hereby consent to the Spin-Offs (as defined below).

3.  AMENDMENTS TO THE CREDIT AGREEMENT.

(a)  Amendments to Article 1 (Definitions).

Section 1 of the Credit Agreement is hereby amended as follows:
(i)  by deleting the definition of “Maturity Date” and inserting in lieu thereof the following new definition:

“Maturity Date” shall mean the earlier to occur of (i) the date on which both the Real Estate Services Spin-Off and the Hospitality Services Spin-Off (without regard to order) shall have been consummated and (ii) November 22, 2009, or the immediately preceding Business Day.;

(ii)  by inserting at the end of the definition of “Subsidiary Borrower” the following:

“; provided that on and after the First Amendment Effective Date, neither Avis Budget Holdings, nor any of its Subsidiaries may be designated as a Subsidiary Borrower”; and

(iii)  by adding thereto the following definitions in their appropriate alphabetical order:

“Avis Budget” shall mean Avis Budget Car Rental, LLC (formerly known as Cendant Car Rental Group, Inc.).

“Avis Budget Credit Agreement” shall mean the Credit Agreement, to be entered into on or around the First Amendment Effective Date, among Avis Budget, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

“Avis Budget Finance” shall mean Avis Budget Finance, Inc.

“Avis Budget Holdings” shall mean Avis Budget Holdings, LLC.

“First Amendment Effective Date” shall mean the date on which the First Amendment to this Agreement becomes effective according to its terms.

“First Spin-Off” means the first to occur of any of the Spin-Offs.

“Hospitality Services Spin-Off” shall mean the tax-free share distribution (and the actions taken in connection therewith) by Cendant to its shareholders of the businesses of Cendant that comprise its Hospitality Services and Timeshare Resorts segments as of the First Amendment Effective Date.

“Real Estate Services Spin-Off” shall mean the tax-free share distribution (and the actions taken in connection therewith) by Cendant to its shareholders of the businesses of Cendant that comprise its Real Estate Services segment as of the First Amendment Effective Date.

“Spin-Offs” shall mean the collective reference to the Hospitality Services Spin-Off, the Real Estate Services Spin-Off and the Travel Distribution Group Spin-Off, each a “Spin-Off”.

“Travel Distribution Spin-Off” shall mean the tax-free share distribution (and the actions taken in connection therewith) by Cendant to its shareholders of the businesses of Cendant that comprise its Travel Distribution segment as of the First Amendment Effective Date.

(b)  Amendment to Section 6.1 (Limitation on Indebtedness).

Section 6.1 of the Credit Agreement is hereby amended as follows:

(i)  by deleting “and” at the end of paragraph (r) thereof;

(ii)  by deleting paragraph (s) thereof in its entirety and inserting in lieu thereof the following new paragraph (s):

“(s) Indebtedness of Avis Budget and its Subsidiaries under the Avis Budget Credit Agreement; and”; and

(iii)  by inserting the following new paragraph (t):

“(t) Indebtedness of Avis Budget and Avis Budget Finance under senior unsecured notes in an aggregate principal amount not to exceed $1,000,000,000;”

(c)  Amendment to Section 6.2 (Consolidation, Merger, Sale of Assets).

Section 6.2 of the Credit Agreement is hereby amended by inserting the following new paragraph (c):

“(c) Notwithstanding anything to the contrary contained herein, nothing in this Section 6.2 shall be deemed to prohibit the First Spin-Off.”

(d)  Amendment to Section 6.3 (Limitation on Liens).

Section 6.3 of the Credit Agreement is hereby amended by deleting from paragraph (h) thereof “and (h) through (q)” and inserting in lieu thereof “, (h) through (q) and (s)”.

4.  WAIVER OF SECTION 6.1 (LIMITATION ON INDEBTEDNESS).

Compliance with Section 6.1 of the Credit Agreement is hereby waived, solely for the purpose of permitting certain Subsidiaries of the Borrower to incur and have outstanding Indebtedness under senior unsecured credit facilities for the purpose of making dividends to the Borrower to finance, in part, the repayment, redemption, pre-funding or repurchase of existing Indebtedness of the Borrower and to pay fees and expenses related to the foregoing and to the Spin-Offs; provided that: (i) concurrently with the incurrence of any such Indebtedness, such Subsidiary shall enter into a written agreement, in form and substance reasonably satisfactory to the Administrative Agent, to guarantee the Obligations under the Credit Agreement for such time as it remains a Subsidiary of the Borrower and the Indebtedness incurred by such Subsidiary remains outstanding and (ii) if (x) both the Real Estate Services Spin-Off and the Hospitality Services Spin-Off have not occurred within 60 days of the first incurrence of Indebtedness permitted by the waiver contained in this Section 4 and (y) any Indebtedness permitted by the waiver contained in this Section 4 of a Subsidiary of the Borrower remains outstanding at such time, the Borrower shall have taken all actions required by Section 2.13 of the Credit Agreement to reduce the Total Commitment to $1,000,000,000.

5.  CONDITIONS PRECEDENT.

This Amendment shall become effective on the date on which the following conditions are satisfied (the “Effective Date”):

(a) Amendment. The Administrative Agent shall have received a duly executed counterpart to this Amendment from the Borrower, each Subsidiary Borrower, the Administrative Agent and the Required Lenders.

(b) Reduction of Commitments. The Borrower shall have taken all actions required by Section 2.13 of the Credit Agreement to reduce the Total Commitment to $2,000,000,000.

(c) Fees. The Administrative Agent shall have received all fees required to be paid on or before the Effective Date, and all expenses required to be paid on or before the Effective Date for which invoices have been presented.

6.  REPRESENTATIONS AND WARRANTIES.

The Borrower hereby represents and warrants that each of the representations and warranties in Section 3 of the Credit Agreement (other than those contained in Sections 3.5 and 3.8) shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Closing Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

7.  SOLVENCY CERTIFICATE.

Concurrently with the effectiveness of the First Spin-Off, the Borrower hereby agrees to deliver to the Administrative Agent a solvency certificate from its chief financial officer substantially in the form of Exhibit A hereto.

8.  NO OTHER AMENDMENTS; CONFIRMATION.

Except as expressly amended hereby, the provisions of the Credit Agreement and each of the Fundamental Documents are and shall remain in full force and effect.

9.  PAYMENT OF EXPENSES.

The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of one counsel to the Administrative Agent.

10.  GOVERNING LAW.

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

11.  COUNTERPARTS.

This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile or electronic transmission of the relevant signature pages hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.

CENDANT CORPORATION, as Borrower
By:	/s/ David B. Wyshner
Name: David B. Wyshner Title: Executive Vice President and Treasurer

CENDANT MOBILITY HOLDINGS LIMITED, as a Subsidiary Borrower
By:	/s/ David B. Wyshner
Name: David B. Wyshner Title: Executive Vice President and Treasurer, Cendant Corporation, by Power of Attorney

GALILEO INTERNATIONAL TECHNOLOGY, LLC, as a Subsidiary Borrower
By:	/s/ David B. Wyshner
Name: David B. Wyshner Title: Executive Vice President and Treasurer, Cendant Corporation, by Power of Attorney

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender
By:	/s/ Randolph Cates
Name: Randolph Cates Title: Vice President

BANK OF AMERICA, N.A., as a Lender
By:	/s/ John Pocalyko
Name: John Pocalyko Title: Senior Vice President

BANK OF CHINA, NEW YORK BRANCH, as a Lender
By:	/s/ William Smith
Name: William Smith Title: Deputy General Manager

BANK OF MONTREAL, as a Lender
By:	//s/ Joseph W. Linder
Name: Joseph W. Linder Title: Vice President

THE BANK OF NEW YORK, as a Lender
By:	/s/ Roger Grossman
Name: Roger Grossman Title: Vice President

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ Todd S. Meller
Name: Todd S. Meller Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD, NEW YORK BRANCH, as a Lender
By:	/s/ Linda Tam
Name: Linda Tam Title: Authorized Signatory

BARCLAYS BANK PLC, as a Lender
By:	/s/ Nicolas Bell
Name: Nicholas Bell Title: Director

BAYERISCHE HYPO-UND VEREINSBANK AG NEW YORK BRANCH, as a Lender
By:	//s/ Ken Hamilton
Name: Ken Hamilton Title: Director
By:	/s/ Richard Cordover
Name: Richard Cordover Title: Director

CALYON NEW YORK BRANCH, as a Lender
By:	/s/ Rod Hurst
Name: Rod Hurst Title: Director
By:	/s/ Yuri Muzichenko
Name: Yuri Muzichenko Title: Vice President

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a Lender
By:	/s/ Jim C. Y. Chen
Name: Jim C. Y. Chen Title: VP & General Manager

CIBC INC., as a Lender
By:	/s/ Dominic J. Sorresso
Name: Dominic J. Sorresso Title: Executive Director

CITICORP NORTH AMERICA, as a Lender
By:	/s/ Hugo Arias
Name: Hugo Arias Title: Director

MELLON BANK, N.A., as a Lender
By:	/s/ Laurie G. Dunn
Name: Laurie G. Dunn Title: First Vice President

MERRILL LYNCH BANK USA, as a Lender
By:	/s/ Louis Alder
Name: Louis Alder Title: Director

MIZUHO CORPORATE BANK LIMITED, as a Lender
By:	/s/ Robert Gallagher
Name: Robert Gallagher Title: Senior Vice President

THE NORTHERN TRUST COMPANY, as a Lender
By:	/s/ Karen E. Dahl
Name: Karen E. Dahl Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Michael Richards
Name: Michael Richards Title: Senior Vice President

THE ROYAL BANK OF SCOTLAND, PLC, as a Lender
By:	/s/ Bruce G. Ferguson
Name: Bruce G. Ferguson Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By:	/s/ David A. Buck
Name: David A. Buck Title: Senior Vice President

SUNTRUST BANK, as a Lender
By:	/s/ Katherine Bass
Name: Katherine Bass Title: Vice President

UBS LOAN FINANCE LLC, as a Lender
/s/ Richard L. Tavrow
Name: Richard L. Tavrow Title: Director
By:	/s/ Irja R. Otsa
Name: Irja R. Otsa Title: Associate Director

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Karin E. Samuel
Name: Karin E. Samuel Title: Vice President

WELLS FARGO BANK, as a Lender
By:	/s/ Steven S. Anderson
Name: Steven S. Anderson Title: Senior Vice President

WESTLB AG, NEW YORK BRANCH as a Lender
By:	/s/ John H. Moorhead
Name: John H. Moorhead Title: Director
By:	/s/ Pui Chow
Name: Pui Chow Title: Director

WESTPAC BANKING CORPORATION, as a Lender
By:	/s/ Isaac Rankin
Name: Isaac Rankin Title: Head of Corporate & Institutional Banking, Americas Tier 2 Attorney

WILLIAM STREET CREDIT CORPORATION as a Lender
By:	/s/ Mark Walton
Name: Mark Walton Title: Assistant Vice President

EXHIBIT A

FORM OF SOLVENCY CERTIFICATE

This Solvency Certificate (this “Certificate”) is delivered in connection with the Credit Agreement, dated as of November 22, 2004 (as amended by the First Amendment, dated as of March 9, 2006, the “Credit Agreement”) among Cendant Corporation, (the “Borrower”), certain subsidiaries of the Borrower from time to time party thereto, the lenders party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”) for the Lenders. Capitalized terms used herein without definition have the same meanings as in the Credit Agreement.

I am the duly qualified and acting Chief Financial Officer of the Borrower and am executing this document solely in that capacity. In such capacity, I have participated actively in the management of its financial affairs and am familiar with its consolidated financial statements. I have, together with other officers of the Borrower, acted on behalf of the Borrower in connection with the negotiation of the Credit Agreement and I am familiar with the terms and conditions thereof.

In my capacity as an officer of the Borrower, I hereby certify that to my knowledge:

As of the Date hereof, after giving effect to the [First Spin-Off], the Borrower and its Consolidated Subsidiaries are Solvent. For purposes of this paragraph (i) “the Borrower and its Consolidated Subsidiaries” means the Borrower and its Consolidated Subsidiaries, taken as a whole and (ii) “Solvent” means that (a) the amount of the “present fair saleable value” of the assets determined on an ongoing concern basis of the Borrower and its Consolidated Subsidiaries will, as of such date, exceed the amount of all “liabilities of the Borrower and its Consolidated Subsidiaries, contingent or otherwise” determined on an ongoing concern basis, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets determined on an ongoing concern basis of the Borrower and its Consolidated Subsidiaries will, as of such date, be greater than the amount that will be required to pay the liability determined on an ongoing concern basis of the Borrower and its Consolidated Subsidiaries on their debts as such debts become absolute and matured, (c) the Borrower and its Consolidated Subsidiaries will not have, as of such date, an unreasonably small amount of capital with which to conduct the businesses in which they are engaged, and (d) the Borrower and its Consolidated Subsidiaries will be able to pay their debts as they mature. For purposes of this definition, (i) “debt” means liability on a “claim”, and (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

I represent the foregoing information is provided to the best of my knowledge and believe and execute this Certificate this ___ day of _________ 2006.

CENDANT CORPORATION,
By:
Name: Title: